SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




        Date of Report (Date of Earliest Event Reported) December 1, 2006
                                                         ----------------



                 Pope Resources, A Delaware Limited Partnership
             (Exact name of registrant as specified in its charter)



                       Delaware                         91-1313292
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           (State or other jurisdiction of           (I.R.S. Employer
            incorporation or organization)         Identification No.)



                19245 Tenth Avenue NE, Poulsbo, Washington 98370
                ------------------------------------------------
               (Address of principal executive offices) (ZIP Code)


        Registrant's telephone number, including area code (360) 697-6626
                                                           --------------



                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT
                    ----------------------------------------


Item 7.01         REGULATION FD DISCLOSURE

On December 1, 2006, the registrant announced it has closed on a $12 million sale of 203 acres of residential land to Bremerton Residential Investments LLC. A copy of that announcement is attached hereto as Exhibit 99.1.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Description
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99.1              Press release dated December 1, 2006


SIGNATURES
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Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    POPE RESOURCES, A DELAWARE LIMITED
                                    PARTNERSHIP


DATE: December 1, 2006              BY:     /s/ Thomas M. Ringo
                                            -------------------
                                            Thomas M. Ringo
                                            Vice President and Chief Financial
                                            Officer, Pope Resources, A Delaware
                                            Limited Partnership, and Pope MGP,
                                            Inc., General Partner